Delaware
Investments(SM)
--------------------------------------
A Member of Lincoln Financial Group(R)




[Graphic Omitted: Structured Equity Artwork]


STRUCTURED EQUITY PRODUCTS

Annual Report
2002

DELAWARE GROUP

Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

[Graphic Omitted: Powered by Research Logo]

Table
  of Contents


Letter to Shareholders                      1

Portfolio Management Review                 3

New at Delaware                             7

Performance Summary

   Delaware Growth

   Allocation Portfolio                     8

   Delaware Balanced

   Allocation Portfolio                     9

   Delaware Income

   Allocation Portfolio                    10

Financial Statements:

   Statements of Net Assets                11

   Statements of Operations                14

   Statements of Changes
     in Net Assets                         15

   Financial Highlights                    17

   Notes to Financial
     Statements                            29

   Report of Independent
     Auditors                              33

Board of Trustees/Officers                 34

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
       Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

 o Astute security selection is essential when seeking a performance advantage.
 o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

 o U.S. growth equity
 o U.S. value equity
 o U.S. fixed income
 o International and global
 o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

 o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.
 o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter
  to Shareholders

Delaware Group Foundation Funds
October 8, 2002

Recap of Events
The fiscal year ended September 30, 2002 will likely be remembered as one of the stock market's most turbulent periods. As the fiscal year for your Funds began, the stock market had just started a three-month upward climb off its late September 2001 lows. The market advance was vigorous and broad based, as the "blue chip" stocks of the Dow Jones Industrial Average moved higher in virtual lockstep with the technology-laden equities of the Nasdaq Composite Index.

After reaching levels not seen in roughly four months, the stock advance began to lose traction in early January 2002. After a measure of profit taking, equities once again attempted to move higher. However, momentum was limited and by mid-March the major indexes began what would become a relatively precipitous decline into the summer months.

The market at long last found support from its fall in late July. From July 23, which represented the low point for the S&P 500 Index, stocks attempted a rally, much as they did some five months before. Yet gains quickly turned to losses again and equities closed the fiscal year well on the way to breaking those late July lows.

Given the hardship equity investors have experienced since the beginning of spring, we are cautiously optimistic about our collective financial future. Over the past year, the U. S. economy has shown itself to be surprisingly resilient. Recent government statistics revealed that what had been thought to be one of the shortest and mildest recessions in recent history was actually far longer than earlier reported, likely spanning three quarters instead of one quarter (Source: Bloomberg). Beginning with the final three months of 2001, the economy has since produced consistent, albeit mild, growth.

In our opinion, a fall back into recession currently seems unlikely. Rather, we like to look at the tangible signs of economic recovery. The consumer, long having been the anchor to the economy, continues to spend. Business spending, so strong in the latter 1990s but rather docile since 2000, has shown signs of reinvigoration.

A major catalyst for strength in the economy has been low interest rates. During 2001, the Federal Reserve cut the fed funds rate 11 times to a 40-year low of 1.75%, which has had wide-ranging effects on the economy. We have just seen zero-rate financing help August's vehicle sales surge to 18.58 million units (Source: U.S. Department of Commerce). Better still has been the residential housing market, which has been energized by mortgage rates that have steadily fallen to levels not seen in several decades.

Total Returns
For the period ended September 30, 2002                                 One Year
--------------------------------------------------------------------------------
Delaware Group Foundation Funds
--------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio-- Class A Shares                    -12.30%
Delaware Balanced Allocation Portfolio-- Class A Shares                   -7.23%
Delaware Income Allocation Portfolio-- Class A Shares                     -3.83%
--------------------------------------------------------------------------------
Unmanaged Equity Indexes
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                              -20.47%
MSCI EAFE Index                                                          -15.26%
Russell 2000 Index                                                        -9.30%
MSCI Emerging Markets Free Index                                          +8.15%
--------------------------------------------------------------------------------
Unmanaged Fixed Income Indexes
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                      +8.60%
Salomon Smith Barney High-Yield Cash Pay Index                            +4.82%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Portfolio classes can be found on pages 8 through 10. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The MSCI EAFE Index is a measure of international stocks in established markets. The Russell 2000 Index is a measure of small-cap U.S. stocks. The MSCI Emerging Markets Free Index is a measure of international stocks in emerging markets. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investment-grade U.S. bond markets. The Salomon Smith Barney High-Yield Cash Pay Index is a measure of lower-rated domestic corporate bonds (Source: Lipper, Inc.). All indexes are unmanaged. You cannot invest directly in an index. Past performance is not a guarantee of future results.

On the corporate front, productivity growth continues to improve and labor costs have been lower in each of the five consecutive quarters. If this steady building of a pathway to improving earnings continues, we believe investors will eventually shed the generally pessimistic outlook they have held for many months.

Delaware Group Foundation Funds
The three Funds represent diversified portfolios comprised of Delaware Investments' mutual funds. We believe that by offering such "funds of funds," we can offer high degrees of diversification within each Portfolio, not to mention access to a wide variety of Delaware's portfolio management teams. Thus investors may access most of our capabilities, which span all major asset classes as well as the value-added benefits of our rigorous research, combining fundamental and qualitative approaches.

The fiscal year ended September 30, 2002 saw performance largely in line with the Funds' benchmark indexes. Although returns were negative, the Funds' active allocation strategy afforded each Portfolio a degree of diversification that may have fended off the full brunt of the stock markets' declines. In this report, we compare the results of the Funds to unmanaged indexes that represent different asset classes. For more on how the Portfolios performed, see the Portfolio Management Review beginning on the next page.

Market Outlook
For the equity markets to rebound, we believe investors will likely require confidence in the future of the economy, as well as in the integrity of our business community. The announcements of executive malfeasance, beginning with Enron's collapse last fall, can hardly be dismissed, and corporate America must work all that much harder to assure investors that their financial reportings are solid, and not simply contrivances to garner Wall Street's short-term favor. When investor trust is restored, we believe the market will likely be on its way toward a brighter future.

With the recent stream of promising economic news, we believe the stock markets can return to strength. In turn, much-needed equity capital will likely be available to advance corporate strategic visions in 2003.

In our opinion, the prospect for bonds is cautiously promising. Inflation is currently not a threat, but we do think that an eventual pickup in the economy is likely to lead to gradually rising interest rates. If such a scenario plays out, we expect bond prices to give back some of their recent gains, as fixed-income securities drop in value when interest rates move higher.

Nonetheless, we contend that recent turbulence in the stock market has offered investors the evidence that the financial markets indeed have their various risks, and that to remain invested for the long term, one must be broadly diversified. To us at Delaware Investments, that means a combination of equities and fixed-income funds. By meeting with your financial advisor, you can update your financial goals, and in so doing, determine an appropriate mix of these two asset classes within your portfolio.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
  Management Review

Delaware Group Foundation Funds
October 8, 2002

Fund Manager

J. Paul Dokas
Senior Portfolio Manager

The Funds' Results
The financial markets over the past year have reaffirmed to us the importance of portfolio diversification. A significant divergence in performance among the major equity investment styles, and between stocks and bonds, reveals that opportunities present themselves in different ways at different times. We strongly believe investors can benefit greatly from a broad mix of holdings within their portfolios, rather than attempting to roll the dice for big gains by choosing only one asset class or sector -- a course that some investors pursued in the 1990s when growth stocks were outperforming significantly.

When the fiscal year began on October 1, 2001, U.S. stocks were moving higher, and virtually all major equity indexes enjoyed some measure of capital appreciation. Prices generally continued their climb into the early stages of 2002, when investor optimism began to give way to profit taking and the mounting weight of ominous financial news. A spate of stories chronicling corporate scandals carried us from the fall announcement of Enron's collapse well into the spring's tales of misdeeds at WorldCom and Adelphia.

Investors' guarded optimism for equities could only take so much pressure. Eventually, an apparent decline in investor sentiment seemed to contribute to a noteworthy fall in stock prices.

In turn, weakness in the equity markets caused negative performance in all three Delaware Group Foundation Funds. Delaware Growth Allocation Portfolio, with its greater weighting in stock funds, declined the most. Each of the Portfolio's bond fund holdings provided some level of offsetting performance.

These fixed-income fund holdings enjoyed a generally positive environment over the period. As a measure of the broad investment-grade bond market, the Lehman Brothers Aggregate Bond Index rose +8.60% during the 12-month period. Driven by an extremely muted level of inflation, interest rates were able to move consistently lower.

Accordingly, outstanding bonds tended to increase in value as their older, higher income streams proved more attractive to investors than newly issued bonds, which reflected the current environment's declining yields.

Delaware Growth Allocation Portfolio
For the fiscal year ended September 30, 2002, Delaware Growth Allocation Portfolio declined -12.30% (Class A shares at net asset value with distributions reinvested). The period proved quite challenging, as virtually every equity market posted negative returns. The Portfolio seeks long-term capital growth, but its investment mandate does allow us to take advantage of fixed-income fund investments. We generally found bond funds to be an attractively valued asset class relative to other possible holdings for the Portfolio. We believe our flexible approach with respect to allocating assets helped us to avoid any excessive downside risk, even when stocks were moving steadily lower, as was generally true from approximately mid-May to the close of September.

As we look back over the past year, the environment for equities appeared rather promising at the start of the Portfolio's fiscal year. Following the tragedy of September 11, and the stock sell-off that ensued, investors bid equities higher throughout the final quarter of 2001. During this time frame, our computer model indicated that opportunities were presenting themselves in select areas of the stock and bond markets. We allocated monies into small company stock funds and U.S. government bond funds in November. The Portfolio typically invested anywhere from 10 to 30 percent of net assets in international funds, and in December we reallocated some assets into international stock funds as well, representing both established and emerging overseas markets.

As the stock and bond markets continued to move higher early in 2002, our quantitative model indicated that cash positions might be better applied to select opportunities in equity funds. Accordingly, in January and February we moved monies from our safe but low-yielding money market positions into the Portfolio's core holdings, which include Delaware Diversified Growth and Delaware Diversified Value Funds.

Between April and June 2002, we sensed that investor resilience was waning. Stocks started a sharp drop in value, as equity markets were unable to find a braking mechanism until late July. No doubt it was the accumulation of many negative forces that prompted the stock sell-off, including continued stories of corporate malfeasance and the government's report that economic growth in the U.S. was anemic.

During the final three months of the Portfolio's fiscal year, we witnessed the continuing impact of selling pressures in stocks. Following a late summer reversal, equities again moved lower in September.

As equity prices became more attractive to us, we shifted assets into Delaware Devon Fund, a "blend" mutual fund that seeks stock investments with both growth and value characteristics. By doing so, we concluded the fiscal year much as we began -- by gradually allocating assets back into stock funds. As of the fiscal year end, Delaware Devon Fund was no longer a holding of the Portfolio.

Delaware Balanced Allocation Portfolio
Delaware Balanced Allocation Portfolio recorded a return of -7.23% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended September 30, 2002. We compare the Portfolio's performance to the S&P 500 Index, which lost -20.47% during the fiscal year, and the Lehman Brothers Aggregate Bond Index, which gained +8.60%.

Of the three Delaware Group Foundation Funds, Delaware Balanced Allocation Portfolio provided our best performance relative to its benchmark indexes. A typical ratio of stocks and bonds in many balanced funds is 60 -40 percent. If a portfolio held 60 percent in the S&P 500 Index and 40 percent in the Lehman Brothers Aggregate Bond Index, it would have posted a return of -8.84% during the same fiscal year (Source: Lipper, Inc.).

As of September 30, 2002, Delaware Balanced Allocation Portfolio had 67.04% of net assets committed to equity fund investments and 30.53% to fixed-income funds, with the remainder represented by cash or other assets.

Delaware Balanced Allocation Portfolio will tend to have more Delaware Investments' mutual funds to choose from compared to the other portfolios, due to its balanced objective. We are committed to diversification and attempt to provide investors with the opportunity to slightly outperform the Portfolio's benchmark indexes without necessarily taking on additional risk.

At the start of the Portfolio's fiscal year, we increased our cash position as well as our fixed-income exposure. We did so by reducing our exposure to Delaware Select Growth Fund and Delaware Diversified Growth Fund. These moves were made in keeping with the analysis generated by our stringent quantitative model, which continuously monitors the financial markets to seek out the asset classes with the best relative valuations of the Portfolio's various investment options.

Early in 2002, our model calculated greater relative value in equities, and thus we shifted assets into value and growth funds. As the stock market began reaching what turned out to be fiscal year highs, our quantitative analysis identified bonds as an asset class with increasing attractiveness on a valuation basis. Accordingly we shifted assets from Delaware Small Cap Value and Delaware Select Growth Funds into Delaware American Government Bond Fund.

During the second quarter of 2002, we moved assets from the Portfolio's cash and bond fund positions into equity funds. Our computer model calculated that stocks were becoming attractively valued once again, and in turn we reallocated from Delaware American Government Bond Fund into Delaware Diversified Value and Delaware Diversified Growth Funds.

As we moved into the final quarter of the Portfolio's fiscal year, our analysis identified relative strength in stocks and we again shifted assets from our cash positions into Delaware Devon Fund, which is comprised of large-company stocks. On a short-term basis, the move may have represented a significant setback to performance. Delaware Devon Fund was not a holding of the Portfolio as of the fiscal year end.

Delaware Income Allocation Portfolio
For the fiscal year ended September 30, 2002, Delaware Income Allocation Portfolio returned -3.83% (Class A shares at net asset value with distributions reinvested). Of the three Delaware Group Foundation Funds, Delaware Income Allocation Portfolio typically sees the least amount of asset shifts, in keeping with its low risk profile.

The Portfolio witnessed limited activity in the first half of the fiscal year, as directed by the findings of our analysis. We gradually increased our holdings in small- and large-cap stock funds, in part from monies held in our cash position, which afforded the Portfolio a safe harbor for assets yet with little income production in the current environment.

We largely saw strength in both the equity and fixed-income markets. Our analysis identified growth stocks and government bonds as attractive investments and we increased our positions in Delaware Diversified Growth and Delaware American Government Bond Funds.

There was an increase of activity during the last six months of the Portfolio's fiscal year. We consistently shifted assets from cash into both Delaware Diversified Growth and Delaware Diversified Value Funds, which are core holdings for all three Delaware Group Foundation Funds.

In addition, our computer analysis during the summer months identified corporate bonds as becoming more attractive than U.S. government bonds. The recession of 2001 and the accompanying decline in interest rates saw investors move into safer government securities, causing their prices to rise in value. Corporate bonds did not fare as well, given investor concern over the ability of companies to meet their debt obligations given the status of the economy. With signs that the economy may be improving, however, that relationship began to change, and in turn, we moved monies from Delaware Government Bond Fund to Delaware Corporate Bond Fund. Our computer model likewise found renewed attractive values in stocks, and as a result, we shifted additional assets from Delaware American Government Bond Fund into Delaware Diversified Growth and Delaware Diversified Value Funds.

Outlook
We believe that the declining stock market of the last three years, although painful for investors in the short run, will prove to be a constructive force over the long term. We believe that as the bear market produces excesses, stocks may be poised to start moving to the upside.

Stock market performance so far over the past two years has taught investors that unsustainable gains in equities - such as those experienced during the late 1990s -- must give way to modest expectations for future stock appreciation. Many investors have learned in recent years the importance of diversification.

It is our hope that investors take advantage of the current environment to assess and update, if necessary, their current financial portfolios in light of those goals. We believe that diversified portfolios, such as those found in our Delaware Group Foundation Funds, provide attractive opportunities for investors in a variety of possible market environments.

Portfolio Allocations
As of September 30, 2002

                                                                               Delaware           Delaware            Delaware
                                                                          Growth Allocation  Balanced Allocation  Income Allocation
Fund                                      Type/Style                           Portfolio          Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund    Mortgages & Treasuries                  2.50%             19.99%              36.82%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund              Investment-Grade U.S. Corporate Bonds   4.92%              6.29%               6.50%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund          Large-Cap Growth Stocks                32.22%             24.03%              17.39%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Value Fund           Large-Cap Value Stocks                 30.69%             23.85%              18.16%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund            Developing Countries Stocks             3.76%              2.18%                 --
------------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund    High-Yield Corporate Bonds                --               4.25%               7.95%
------------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund  Large-Cap Non-U.S. Value Stocks        13.52%              7.10%               3.56%
------------------------------------------------------------------------------------------------------------------------------------
Delaware REIT Fund                        Real Estate Investment Trusts             --                 --                2.57%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund               Multi-Cap Growth Stocks                 4.55%              5.00%               3.07%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund             Small-Cap Value Stocks                  4.89%              4.88%               1.93%
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                              2.95%              2.43%               2.05%
------------------------------------------------------------------------------------------------------------------------------------

All portfolio holdings are in Institutional Class shares of each Fund.

New
  at Delaware

--------------------------------------------------------------------------------
Simplify your life.
MANAGE YOUR INVESTMENTS ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

 o Hassle-Free Investing -- Make online purchases and redemptions at any time.

 o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

[Graphic Omitted: edelivery Logo]

 o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
       Growth Allocation Portfolio

Fund Basics
As of September 30, 2002

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$16.56 million

--------------------------------------------------------------------------------
Number of Holdings:
8

--------------------------------------------------------------------------------
Fund Start Date:
December 31, 1997

--------------------------------------------------------------------------------
Your Fund Manager:
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is also a CFA charterholder.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DFGAX
Class B  N/A
Class C  N/A

Fund Performance
Average Annual Total Returns
Through September 30, 2002                    Lifetime                  One Year
--------------------------------------------------------------------------------
Class A (Est. 12/31/97)
Excluding Sales Charge                          -3.11%                   -12.30%
Including Sales Charge                          -4.31%                   -17.38%
--------------------------------------------------------------------------------
Class B (Est. 12/31/97)
Excluding Sales Charge                          -3.81%                   -12.91%
Including Sales Charge                          -4.17%                   -17.27%
--------------------------------------------------------------------------------
Class C (Est. 12/31/97)
Excluding Sales Charge                          -3.78%                   -12.89%
Including Sales Charge                          -3.78%                   -13.77%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Portfolio offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been effected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended September 30, 2002 for Delaware Growth Allocation Portfolio's Institutional Class were -2.87% and -12.05%, respectively. Institutional Class shares were first made available on December 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Growth Allocation Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Performance of a $10,000 Investment
December 31, 1997 (Portfolio's inception) through September 30, 2002

Delaware Foundation Growth Portfolio - Performance of a $10,000 Investment chart

                    Delaware Growth
                    Foundation Fund-
    Period End       Class A Shares        S & P 500 Index
    ----------      ----------------       ---------------
    12/31/1997           $9,424                $10,000
     3/31/1998          $10,399                $11,353
     9/30/1998           $9,058                $10,600
     3/31/1999          $10,493                $13,500
     9/30/1999          $10,627                $13,548
     3/31/2000          $12,127                $15,921
     9/30/2000          $11,795                $15,348
     3/31/2001          $10,020                $12,470
     9/30/2001           $9,248                $11,262
     3/31/2002          $10,400                $12,500
     9/30/2002           $8,111                 $8,955

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Portfolio classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  Balanced Allocation Portfolio


Fund Basics
As of September 30, 2002

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation with current income as a secondary objective.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$23.57 million

--------------------------------------------------------------------------------
Number of Holdings:
9

--------------------------------------------------------------------------------
Fund Start Date:
December 31, 1997

--------------------------------------------------------------------------------
Your Fund Manager: .
Paul Dokas

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DFBAX
Class B  N/A
Class C  N/A

Fund Performance
Average Annual Total Returns
Through September 30, 2002                  Lifetime                    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/31/97)
Excluding Sales Charge                        -1.51%                      -7.23%
Including Sales Charge                        -2.73%                     -12.53%
--------------------------------------------------------------------------------
Class B (Est. 12/31/97)
Excluding Sales Charge                        -2.19%                      -7.82%
Including Sales Charge                        -2.56%                     -12.38%
--------------------------------------------------------------------------------
Class C (Est. 12/31/97)
Excluding Sales Charge                        -2.16%                      -7.81%
Including Sales Charge                        -2.16%                      -8.72%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Portfolio offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been effected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended September 30, 2002 for Delaware Balanced Allocation Portfolio's Institutional Class were -1.27% and -6.98%, respectively. Institutional Class shares were first made available on December 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Balanced Allocation Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Performance of a $10,000 Investment
December 31, 1997 (Portfolio's inception) through September 30, 2002

Delaware Foundation Balanced Fund - Performance of a $10,000 Investment chart

                Delaware Balanced
              Foundation Portfolio-                           Lehman Brothers
Period End       Class A Shares         S & P 500 Index     Aggregate Bond Index
----------    ---------------------     ---------------     --------------------
12/31/1997           $9,424                 $10,000               $10,000
 3/31/1998          $10,144                 $11,353               $10,155
 9/30/1998           $9,077                 $10,600               $10,832
 3/31/1999          $10,193                 $13,500               $10,813
 9/30/1999          $10,214                 $13,548               $10,791
 3/31/2000          $11,243                 $15,921               $11,016
 9/30/2000          $11,184                 $15,348               $11,545
 3/31/2001          $10,035                 $12,470               $12,396
 9/30/2001           $9,449                 $11,262               $13,040
 3/31/2002          $10,405                 $12,500               $13,058
 9/30/2002           $8,766                  $8,955               $14,162

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Portfolio classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investment-grade U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  Income Allocation Portfolio

Fund Basics
As of September 30, 2002

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a combination of current income and preservation of capital with capital appreciation.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$19.88 million

--------------------------------------------------------------------------------
Number of Holdings:
9

--------------------------------------------------------------------------------
Fund Start Date:
December 31, 1997

--------------------------------------------------------------------------------
Your Fund Manager: .
Paul Dokas

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DFIAX
Class B  N/A
Class C  N/A

Fund Performance
Average Annual Total Returns
Through September 30, 2002                  Lifetime                    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/31/97)
Excluding Sales Charge                        -0.02%                      -3.83%
Including Sales Charge                        -1.22%                      -9.35%
--------------------------------------------------------------------------------
Class B (Est. 12/31/97)
Excluding Sales Charge                        -0.65%                      -4.64%
Including Sales Charge                        -1.01%                      -9.29%
--------------------------------------------------------------------------------
Class C (Est. 12/31/97)
Excluding Sales Charge                        -0.73%                      -4.66%
Including Sales Charge                        -0.73%                      -5.59%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Portfolio offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been effected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended September 30, 2002 for Delaware Income Allocation Portfolio's Institutional Class were +0.27% and -3.58%, respectively. Institutional Class shares were first made available on December 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Income Allocation Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Performance of a $10,000 Investment
December 31, 1997 (Portfolio's inception) through September 30, 2002

Delaware Foundation Income Fund - performance of a $10,000 Investment chart

                   Delaware Income
                     Foundation            Lehman Brothers
                  Portfolio- Class A          Aggregate
Period End             Shares                 Bond Index
----------        ------------------       ---------------
12/31/1997             $9,424                  $10,000
 3/31/1998             $9,978                  $10,155
 9/30/1998             $9,309                  $10,832
 3/31/1999             $10,028                 $10,813
 9/30/1999             $9,946                  $10,791
 3/31/2000             $10,560                 $11,016
 9/30/2000             $10,708                 $11,545
 3/31/2001             $10,105                 $12,396
 9/30/2001             $9,809                  $13,040
 3/31/2002             $10,442                 $13,058
 9/30/2002             $9,433                  $14,162

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Portfolio classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investments-grade U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements
  of Net Assets


                                         Number of          Market
                                          Shares            Value
Investment Companies -- 97.05%
Equity Funds - 89.63%
  Delaware Group Equity Funds II -
    Delaware Diversified Value Fund        683,883       $ 5,081,254
 *Delaware Group Equity Funds IV -
    Delaware Diversified Growth Fund     1,172,283         5,333,887
 *Delaware Group Equity Funds V -
    Delaware Small Cap Value Fund           31,724           810,219
  Delaware Group Global &
    International Funds -
    Delaware Emerging Markets Fund          94,220           622,793
  Delaware Group Global &
    International Funds -
    Delaware International Value
    Equity Fund                            219,380         2,237,677
 *Voyageur Mutual Funds III -
    Delaware Select Growth Fund             51,948           752,733
                                                         -----------
                                                          14,838,563
                                                         -----------
Fixed Income Funds - 7.42%
  Delaware Group Government Fund -
    Delaware American Government
    Bond Fund                               51,996           413,889
  Delaware Group Income Funds -
    Delaware Corporate Bond Fund           151,486           814,996
                                                         -----------
                                                           1,228,885
                                                         -----------
Total Investment Companies
  (cost $22,056,298)                                      16,067,448
                                                         -----------

                                         Principal
                                          Amount
Repurchase Agreements - 3.20%
  With BNP Paribas 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $193,300
    U.S. Treasury Bills due
    2/13/03, market value $192,185)       $188,000           188,000
  With J. P. Morgan Securities 1.80%
    10/1/02 (dated 9/30/02,
    collateralized by $157,800
    U.S. Treasury Bills due
    12/26/02, market value $157,239)       154,000           154,000
  With UBS Warburg 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $166,000
    U.S. Treasury Notes 7.875%
    due 11/15/04, market value $191,792)   188,000           188,000
                                                         -----------
Total Repurchase Agreements
  (cost $530,000)                                            530,000
                                                         -----------

Delaware Growth Allocation Portfolio
September 30, 2002


Total Market Value of Securities - 100.25%
  (cost $22,586,298)                                     $16,597,448
Liabilities Net of Receivables
  and Other Assets - (0.25%)                                 (40,829)
                                                         -----------
Net Assets Applicable to 2,597,894
   Shares Outstanding - 100.00%                          $16,556,619
                                                         ===========

Net Asset Value - Delaware Growth Allocation Portfolio
   Class A ($13,488,307 / 2,114,534 Shares)                    $6.38
                                                               -----
Net Asset Value - Delaware Growth Allocation Portfolio
   Class B ($1,720,996 / 271,458 Shares)                       $6.34
                                                               -----
Net Asset Value - Delaware Growth Allocation Portfolio
   Class C ($964,781 / 152,022 Shares)                         $6.35
                                                               -----
Net Asset Value - Delaware Growth Allocation Portfolio
   Institutional Class ($382,535 / 59,880 Shares)              $6.39
                                                               -----

Components of Net Assets at September 30, 2002:
Shares of beneficial interest
  (unlimited authorization--no par)                      $22,908,377
Undistributed net investment income                            7,274
Accumulated net realized loss on investments                (370,182)
Net unrealized depreciation of investments                (5,988,850)
                                                         -----------
Total net assets                                         $16,556,619
                                                         ===========

* Non-income producing security for the year ended September 30, 2002.

Net Asset Value and Offering Price Per Share -
   Delaware Growth Allocation Portfolio
Net asset value Class A (A)                                    $6.38
Sales charge (5.75% of offering price, or 6.11%
   of the amount invested per share) (B)                        0.39
                                                               -----
Offering price                                                 $6.77
                                                               -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements
  of Net Assets (continued)

                                         Number of           Market
                                           Shares            Value
Investment Companies - 97.57%
Equity Funds - 67.04%
  Delaware Group Equity Funds II -
    Delaware Diversified Value Fund        756,453        $5,620,445
 *Delaware Group Equity Funds IV -
    Delaware Diversified Growth Fund     1,244,730         5,663,520
 *Delaware Group Equity Funds V -
    Delaware Small Cap Value Fund           45,057         1,150,760
  Delaware Group Global &
    International Funds -
    Delaware Emerging Markets Fund          77,794           514,216
  Delaware Group Global &
    International Funds -
    Delaware International Value
    Equity Fund                            164,075         1,673,567
 *Voyageur Mutual Funds III -
    Delaware Select Growth Fund             81,321         1,178,345
                                                         -----------
                                                          15,800,853
                                                         -----------
Fixed Income Funds - 30.53%
  Delaware Group Government Fund -
    Delaware American Government
    Bond Fund                              591,860         4,711,201
  Delaware Group Income Funds -
    Delaware Corporate Bond Fund           275,312         1,481,181
  Delaware Group Income Funds -
    Delaware High-Yield Opportunities Fund 297,200         1,001,563
                                                         -----------
                                                           7,193,945
                                                         -----------
Total Investment Companies
    (cost $29,652,778)                                    22,994,798
                                                         -----------

                                         Principal
                                           Amount
Repurchase Agreements - 2.32%
  With BNP Paribas 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $ 199,500
    U.S. Treasury Bills due
    2/13/03, market value $198,350)       $194,000           194,000
  With J. P. Morgan Securities 1.80%
    10/1/02 (dated 9/30/02,
    collateralized by $ 162,800
    U.S. Treasury Bills due
    12/26/02, market value $162,283)       159,000           159,000
  With UBS Warburg 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $171,300
    U.S. Treasury Notes 7.875% due
    11/15/04, market value $197,944)       194,000           194,000
                                                         -----------
Total Repurchase Agreements
  (cost $547,000)                                            547,000
                                                         -----------

Delaware Balanced Allocation Portfolio
September 30, 2002

Total Market Value of Securities - 99.89%
  (cost $30,199,778)                                     $23,541,798
Receivables and Other Assets
  Net of Liabilities - 0.11%                                  25,343
                                                         -----------
Net Assets Applicable to 3,414,119
  Shares Outstanding - 100.00%                           $23,567,141
                                                         ===========

Net Asset Value - Delaware Balanced Allocation Portfolio
  Class A ($20,902,107 / 3,027,428 Shares)                     $6.90
                                                               -----
Net Asset Value - Delaware Balanced Allocation Portfolio
  Class B ($1,229,887 / 178,797 Shares)                        $6.88
                                                               -----
Net Asset Value - Delaware Balanced Allocation Portfolio
  Class C ($811,914 / 117,760 Shares)                          $6.89
                                                               -----
Net Asset Value - Delaware Balanced Allocation Portfolio
  Institutional Class ($623,233 / 90,134 Shares)               $6.91
                                                               -----

Components of Net Assets at September 30, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                     $30,642,442
Undistributed net investment income                          267,197
Accumulated net realized loss on investments                (684,518)
Net unrealized depreciation of investments                (6,657,980)
                                                         -----------
Total net assets                                         $23,567,141
                                                         ===========

*Non-income producing security for the year ended September 30, 2002.

Net Asset Value and Offering Price Per Share -
  Delaware Balanced Allocation Portfolio
Net asset value Class A (A)                                    $6.90
Sales charge (5.75% of offering price, or 6.09%
  of the amount invested per share) (B)                         0.42
                                                               -----
Offering price                                                 $7.32
                                                               =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statements
  of Net Assets (continued)


                                         Number of          Market
                                          Shares            Value
Investment Companies - 97.95%
Equity Funds - 46.69%
  Delaware Group Equity Funds II -
    Delaware Diversified Value Fund        485,982       $ 3,610,850
 *Delaware Group Equity Funds IV -
    Delaware Diversified Growth Fund       759,728         3,456,762
 *Delaware Group Equity Funds V -
    Delaware Small Cap Value Fund           15,020           383,618
  Delaware Group Global &
    International Funds -
    Delaware International Value
    Equity Fund                             69,467           708,560
  Delaware Pooled Trust -
    Delaware REIT Fund                      34,179           510,293
 *Voyageur Mutual Funds III -
    Delaware Select Growth Fund             42,137           610,560
                                                         -----------
                                                           9,280,643
                                                         -----------
Fixed Income Funds - 51.26%
  Delaware Group Government Fund -
    Delaware American Government
    Bond Fund                              919,565         7,319,739
  Delaware Group Income Funds -
    Delaware Corporate Bond Fund           240,039         1,291,409
  Delaware Group Income Funds -
    Delaware High-Yield
    Opportunities Fund                     468,712         1,579,558
                                                         -----------
                                                          10,190,706
                                                         -----------
Total Investment Companies
  (cost $22,973,498)                                      19,471,349
                                                         -----------

                                         Principal
                                           Amount
Repurchase Agreements - 2.07%
  With BNP Paribas 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $150,300
    U.S. Treasury Bills due
    2/13/03, market value $ 149,397)      $146,100           146,100
  With J. P. Morgan Securities 1.80%
    10/1/02 (dated 9/30/02,
    collateralized by $122,700
    U.S. Treasury Bills due
    12/26/02, market value $ 122,231)      119,800           119,800
  With UBS Warburg 1.87%
    10/1/02 (dated 9/30/02,
    collateralized by $ 129,000
    U.S. Treasury Notes 7.875% due
    11/15/04, market value $ 149,091)      146,100           146,100

                                                         -----------
Total Repurchase Agreements
  (cost $ 412,000)                                           412,000
                                                         -----------

Delaware Income Allocation Portfolio
September 30, 2002


Total Market Value of Securities - 100.02%
  (cost $23,385,498)                                     $19,883,349
Liabilities Net of Receivables
  and Other Assets - (0.02%)                                  (4,945)
                                                         -----------
Net Assets Applicable to 2,824,769
  Shares Outstanding - 100.00%                           $19,878,404
                                                         ===========

Net Asset Value - Delaware Income Allocation Portfolio
   Class A ($18,988,006 / 2,698,732 Shares)                    $7.04
                                                               -----
Net Asset Value - Delaware Income Allocation Portfolio
   Class B ($481,629 / 67,999 Shares)                          $7.08
                                                               -----
Net Asset Value - Delaware Income Allocation Portfolio
   Class C ($146,557 / 20,781 Shares)                          $7.05
                                                               -----
Net Asset Value - Delaware Income Allocation Portfolio
   Institutional Class ($262,212 / 37,257 Shares)              $7.04
                                                               -----

Components of Net Assets at September 30, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                     $24,313,657
Distributions in excess of net investment income              (3,017)
Accumulated net realized loss on investments                (930,087)
Net unrealized depreciation of investments                (3,502,149)
                                                         -----------
Total net assets                                         $19,878,404
                                                         ===========

* Non-income producing security for the year ended September 30, 2002.

Net Asset Value and Offering Price Per Share-
  Delaware Income Allocation Portfolio
Net asset value Class A (A)                                    $7.04
Sales charge (5.75% of offering price, or 6.11%
of the amount invested per share) (B)                           0.43
                                                               -----
Offering price                                                 $7.47
                                                               =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

                                                                                        Delaware Group Foundation Funds
Statements                                                                                Year Ended September 30, 2002
  of Operations

                                                                  Delaware               Delaware              Delaware
                                                                   Growth                Balanced               Income
                                                                 Allocation             Allocation            Allocation
                                                                  Portfolio              Portfolio             Portfolio
Investment Income:
   Dividends from investment companies                          $    194,826           $    588,744          $    700,989
   Interest                                                           10,420                 20,118                25,837
                                                                ------------           ------------          ------------
                                                                     205,246                608,862               726,826
                                                                ------------           ------------          ------------

Expenses:
   Dividend disbursing and transfer agent fees and expenses          194,076                248,084               165,043
   Management fees                                                    43,442                 65,304                51,440
   Registration fees                                                  43,640                 40,351                63,435
   Reports and statements to shareholders                             24,185                 21,951                 9,350
   Accounting and administration expenses                              7,490                 11,332                 9,220
   Custodian fees                                                      2,137                  3,910                 2,468
   Amortization of organization expenses                               4,639                  4,639                 4,639
   Trustees' fees                                                      2,071                  2,009                 1,990
   Professional fees                                                     458                    378                   228
   Distribution expenses-- Class A                                    34,751                 58,298                49,410
   Distribution expenses-- Class B                                    19,321                 12,810                 3,986
   Distribution expenses-- Class C                                    11,129                  8,619                 1,418
   Other                                                               1,102                  4,952                 7,079
                                                                ------------           ------------          ------------
                                                                     388,441                482,637               369,706
   Less expenses absorbed or waived                                 (227,271)              (256,189)             (211,428)
   Less expenses paid indirectly                                        (400)                  (627)                 (938)
                                                                ------------           ------------          ------------
   Total expenses                                                    160,770                225,821               157,340
                                                                ------------           ------------          ------------
Net Investment Income                                                 44,476                383,041               569,486
                                                                ------------           ------------          ------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Capital gain distributions from investment companies              202,793                229,731               107,882
   Net realized loss on investments                                 (363,350)              (644,278)             (198,615)
   Net change in unrealized appreciation (depreciation) of
   investments                                                    (2,614,553)            (2,091,937)           (1,474,789)
                                                                ------------           ------------          ------------
Net Realized and Unrealized Loss on Investments                   (2,775,110)            (2,506,484)           (1,565,522)
                                                                ------------           ------------          ------------
Net Decrease in Net Assets Resulting from Operations            $ (2,730,634)          $ (2,123,443)         $   (996,036)
                                                                ============           ============          ============

See accompanying notes


Statements                                                                                           Delaware Group Foundation Funds
       of Changes in Net Assets

                                                       Delaware Growth Allocation Portfolio   Delaware Balanced Allocation Portfolio
                                                                    Year Ended                              Year Ended
                                                            9/30/02             9/30/01            9/30/02             9/30/01

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                 $     44,476        $    510,129        $    383,041        $  1,192,181
   Net realized gain (loss) on investments                   (160,557)            287,421            (414,547)            151,032
   Net change in unrealized appreciation (depreciation)
     of investments                                        (2,614,553)         (4,462,884)         (2,091,937)         (5,876,118)
                                                         ------------        ------------        ------------        ------------
   Net decrease in net assets resulting from operations    (2,730,634)         (3,665,334)         (2,123,443)         (4,532,905)
                                                         ------------        ------------        ------------        ------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                  (57,623)           (427,680)           (395,766)           (842,971)
     Class B                                                       --             (63,956)            (11,376)            (33,059)
     Class C                                                       --             (26,554)             (9,202)            (23,215)
     Institutional Class                                       (3,511)            (13,269)            (14,111)            (17,309)
   Net realized gain on investments:
     Class A                                                       --            (155,792)            (18,828)                 --
     Class B                                                       --             (29,556)               (926)                 --
     Class C                                                       --             (12,271)               (748)                 --
     Institutional Class                                           --              (4,525)               (588)                 --
   In excess of net realized gain on investments*:
     Class A                                                       --            (161,563)                 --                  --
     Class B                                                       --             (30,651)                 --                  --
     Class C                                                       --             (12,726)                 --                  --
     Institutional Class                                           --              (4,692)                 --                  --
                                                         ------------        ------------        ------------        ------------
                                                              (61,134)           (943,235)           (451,545)           (916,554)
                                                         ------------        ------------        ------------        ------------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                7,860,344           3,597,686           7,519,378           2,513,784
     Class B                                                  707,297             355,503             642,000             515,439
     Class C                                                  383,885             455,353             290,807             220,102
     Institutional Class                                      101,239             379,249             136,197             623,801
   Net asset value of shares issued upon
     reinvestment of dividends and distributions:
     Class A                                                   57,489             742,060             414,200             842,499
     Class B                                                       --             121,450              12,183              32,775
     Class C                                                       --              51,230               9,947              22,675
     Institutional Class                                        3,511              22,486              14,699              17,309
                                                         ------------        ------------        ------------        ------------
                                                            9,113,765           5,725,017           9,039,411           4,788,384
                                                         ------------        ------------        ------------        ------------
   Cost of shares repurchased:
     Class A                                               (2,812,058)         (2,420,138)         (5,411,789)         (6,129,065)
     Class B                                                 (469,376)           (386,045)           (519,674)           (264,424)
     Class C                                                 (222,540)           (212,844)           (235,326)           (142,327)
     Institutional Class                                      (97,707)            (81,139)           (113,356)           (151,465)
                                                         ------------        ------------        ------------        ------------
                                                           (3,601,681)         (3,100,166)         (6,280,145)         (6,687,281)
                                                         ------------        ------------        ------------        ------------
   Increase (decrease) in net assets
     derived from capital share transactions                5,512,084           2,624,851           2,759,266          (1,898,897)
                                                         ------------        ------------        ------------        ------------
Net Increase (Decrease) in Net Assets                       2,720,316          (1,983,718)            184,278          (7,348,356)
                                                         ------------        ------------        ------------        ------------
Net Assets:
   Beginning of year                                       13,836,303          15,820,021          23,382,863          30,731,219
                                                         ------------        ------------        ------------        ------------
   End of year                                           $ 16,556,619        $ 13,836,303        $ 23,567,141        $ 23,382,863
                                                         ============        ============        ============        ============

* Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gain on investments.

See accompanying notes
                                       15


Statements                                                                                      Delaware Group Foundation Funds
       of Changes in Net Assets (Continued)

                                                                                            Delaware Income Allocation Portfolio
                                                                                                           Year Ended
                                                                                                9/30/02                  9/30/01

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                     $    569,486             $    894,381
   Net realized loss on investments                                                               (90,733)                (575,889)
   Net change in unrealized depreciation of investments                                        (1,474,789)              (1,911,720)
                                                                                             ------------             ------------
   Net decrease in net assets resulting from operations                                          (996,036)              (1,593,228)
                                                                                             ------------             ------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                     (628,603)                (830,114)
     Class B                                                                                      (10,190)                 (14,600)
     Class C                                                                                       (3,562)                  (6,637)
     Institutional Class                                                                           (9,871)                 (10,888)
                                                                                             ------------             ------------
                                                                                                 (652,226)                (862,239)
                                                                                             ------------             ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                    6,503,631                3,906,018
     Class B                                                                                      209,026                   91,884
     Class C                                                                                       69,777                   31,547
     Institutional Class                                                                           61,468                  209,355
   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                      628,486                  829,929
     Class B                                                                                       10,189                   12,700
     Class C                                                                                        3,562                    6,326
     Institutional Class                                                                            9,871                   10,888
                                                                                             ------------             ------------
                                                                                                7,496,010                5,098,647
                                                                                             ------------             ------------
   Cost of shares repurchased:
     Class A                                                                                   (3,457,969)              (2,535,421)
     Class B                                                                                      (51,979)                 (76,206)
     Class C                                                                                      (68,098)                 (55,178)
     Institutional Class                                                                          (61,522)                 (21,458)
                                                                                             ------------             ------------

                                                                                               (3,639,568)              (2,688,263)
                                                                                             ------------             ------------
   Increase in net assets derived from capital share transactions                               3,856,442                2,410,384
                                                                                             ------------             ------------

Net Increase (Decrease) in Net Assets                                                           2,208,180                  (45,083)
                                                                                             ------------             ------------

Net Assets:
   Beginning of year                                                                           17,670,224               17,715,307
                                                                                             ------------             ------------
   End of year                                                                               $ 19,878,404             $ 17,670,224
                                                                                             ============             ============

See accompanying notes


Financial                                                                                          Delaware Group Foundation Funds
       Highlights

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Growth Allocation Portfolio Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                              12/31/97(1)
                                                                                      Ended                                  to
                                                                 9/30/02       9/30/01       9/30/00       9/30/99         9/30/98

Net asset value, beginning of period                            $   7.310     $   9.970     $  9.500       $  8.170      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.029         0.295        0.174          0.138          0.062
Net realized and unrealized gain (loss) on investments             (0.920)       (2.352)       0.845          1.295         (0.392)
                                                                ---------     ---------     --------       --------      ---------
Total from investment operations                                   (0.891)       (2.057)       1.019          1.433         (0.330)
                                                                ---------     ---------     --------       --------      ---------

Less dividends and distributions from:
Net investment income                                              (0.039)       (0.346)      (0.275)        (0.078)            --
Net realized gain on investments                                       --        (0.126)      (0.274)        (0.025)            --
In excess of net realized gain on investments                          --        (0.131)          --             --             --
                                                                ---------     ---------     --------       --------      ---------
Total dividends and distributions                                  (0.039)       (0.603)      (0.549)        (0.103)            --
                                                                ---------     ---------     --------       --------      ---------

Net asset value, end of period                                  $   6.380     $   7.310     $  9.970       $  9.500      $   8.170
                                                                =========     =========     ========       ========      =========

Total return(3)                                                   (12.30%)      (21.59%)      10.99%         17.33%         (3.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $13,488       $10,688      $12,342        $11,328           $547
Ratio of expenses to average net assets                             0.80%         0.76%        0.80%          0.80%          0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.11%         1.88%        1.70%          2.21%         14.36%
Ratio of net investment income to average net assets(4)             0.38%         3.49%        1.75%          1.45%          0.96%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)     (0.93%)        2.37%        0.85%          0.04%        (12.60%)
Portfolio turnover                                                    40%           16%          87%           104%            77%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Growth Allocation Portfolio Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.280     $   9.930     $  9.470       $  8.140      $   8.500

Income (loss) from investment operations:
Net investment income (loss)(2),(4)                                (0.028)        0.231        0.099          0.068          0.014
Net realized and unrealized gain (loss) on investments             (0.912)       (2.351)       0.840          1.287         (0.374)
                                                                ---------     ---------     --------       --------      ---------
Total from investment operations                                   (0.940)       (2.120)       0.939          1.355         (0.360)
                                                                ---------     ---------     --------       --------      ---------

Less dividends and distributions from:
Net investment income                                                  --        (0.273)      (0.205)            --             --
Net realized gain on investments                                       --        (0.126)      (0.274)        (0.025)            --
In excess of net realized gain on investments                          --        (0.131)          --             --             --
                                                                ---------     ---------     --------       --------      ---------
Total dividends and distributions                                      --        (0.530)      (0.479)        (0.025)            --
                                                                ---------     ---------     --------       --------      ---------

Net asset value, end of period                                  $   6.340     $   7.280     $  9.930       $  9.470      $   8.140
                                                                =========     =========     ========       ========      =========

Total return(3)                                                   (12.91%)      (22.23%)      10.14%         16.41%         (4.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $1,721        $1,754       $2,295         $1,561           $885
Ratio of expenses to average net assets                             1.55%         1.51%        1.55%          1.55%          1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.86%         2.63%        2.45%          2.96%         15.11%
Ratio of net investment income (loss) to average net assets(4)     (0.37%)        2.74%        1.00%          0.70%          0.21%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)     (1.68%)        1.62%        0.10%         (0.71%)       (13.35%)
Portfolio turnover                                                    40%           16%          87%           104%            77%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Growth Allocation Portfolio Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01       9/30/00       9/30/99        9/30/98

Net asset value, beginning of period                            $   7.290     $   9.940     $  9.480     $    8.140      $   8.500

Income (loss) from investment operations:
Net investment income (loss)(2),(4)                                (0.028)        0.231        0.099          0.067          0.013
Net realized and unrealized gain (loss) on investments             (0.912)       (2.351)       0.840          1.298         (0.373)
                                                                ---------     ---------     --------     ----------      ---------
Total from investment operations                                   (0.940)       (2.120)       0.939          1.365         (0.360)
                                                                ---------     ---------     --------     ----------      ---------

Less dividends and distributions from:
Net investment income                                                  --        (0.273)      (0.205)            --             --
Net realized gain on investments                                       --        (0.126)      (0.274)        (0.025)            --
In excess of net realized gain on investments                          --        (0.131)          --             --             --
                                                                ---------     ---------     --------     ----------      ---------
Total dividends and distributions                                      --        (0.530)      (0.479)        (0.025)            --
                                                                ---------     ---------     --------     ----------      ---------

Net asset value, end of period                                  $   6.350     $   7.290     $  9.940     $    9.480      $   8.140
                                                                =========     =========     ========     ==========      =========

Total return(3)                                                   (12.89%)      (22.20%)      10.13%         16.53%         (4.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $965          $964         $962           $506            $74
Ratio of expenses to average net assets                             1.55%         1.51%        1.55%          1.55%          1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.86%         2.63%        2.45%          2.96%         15.11%
Ratio of net investment income (loss) to average net assets(4)     (0.37%)        2.74%        1.00%          0.70%          0.21%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)     (1.68%)        1.62%        0.10%         (0.71%)       (13.35%)
Portfolio turnover                                                    40%           16%          87%           104%            77%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Growth Allocation Portfolio Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.320     $   9.980    $   9.520      $   8.180      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.048         0.317        0.199          0.162          0.078
Net realized and unrealized gain (loss) on investments             (0.918)       (2.350)       0.835          1.303         (0.398)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.870)       (2.033)       1.034          1.465         (0.320)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.060)       (0.370)      (0.300)        (0.100)            --
Net realized gain on investments                                       --        (0.126)      (0.274)        (0.025)            --
In excess of net realized gain on investments                          --        (0.131)          --             --             --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.060)       (0.627)      (0.574)        (0.125)            --
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   6.390     $   7.320    $   9.980      $   9.520      $   8.180
                                                                =========     =========    =========      =========      =========

Total return(3)                                                   (12.05%)      (21.36%)      11.13%         17.71%         (3.77%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $383          $430         $221            $65            $48
Ratio of expenses to average net assets                             0.55%         0.51%        0.55%          0.55%          0.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         1.86%         1.63%        1.45%          1.96%         14.11%
Ratio of net investment income to average net assets(4)             0.63%         3.74%        2.00%          1.70%          1.21%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)     (0.68%)        2.62%        1.10%          0.29%        (12.35%)
Portfolio turnover                                                    40%           16%          87%           104%            77%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Balanced Allocation Portfolio Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.580     $   9.260    $   8.940      $   8.130      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.119         0.372        0.246          0.249          0.153
Net realized and unrealized gain (loss) on investments             (0.645)       (1.776)       0.572          0.789         (0.463)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.526)       (1.404)       0.818          1.038         (0.310)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.147)       (0.276)      (0.338)        (0.200)        (0.060)
Net realized gain on investments                                   (0.007)           --       (0.160)        (0.028)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.154)       (0.276)      (0.498)        (0.228)        (0.060)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   6.900     $   7.580    $   9.260      $   8.940      $   8.130
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (7.23%)      (15.51%)       9.49%         12.52%         (3.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $20,902       $20,676      $28,344        $17,373           $972
Ratio of expenses to average net assets                             0.80%         0.80%        0.80%          0.80%          0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         1.79%         1.64%        1.23%          1.57%         12.87%
Ratio of net investment income to average net assets(4)             1.53%         4.39%        2.67%          2.73%          2.34%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)      0.54%         3.55%        2.24%          1.96%         (9.73%)
Portfolio turnover                                                    43%           31%          80%            93%            73%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Balanced Allocation Portfolio Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01       9/30/00       9/30/99        9/30/98

Net asset value, beginning of period                            $   7.550     $   9.260    $   8.950      $   8.130      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.061         0.309        0.178          0.181          0.104
Net realized and unrealized gain (loss) on investments             (0.638)       (1.780)       0.577          0.787         (0.444)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.577)       (1.471)       0.755          0.968         (0.340)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.086)       (0.239)      (0.285)        (0.120)        (0.030)
Net realized gain on investments                                   (0.007)           --       (0.160)        (0.028)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.093)       (0.239)      (0.445)        (0.148)        (0.030)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   6.880     $   7.550    $   9.260      $   8.950      $   8.130
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (7.82%)      (16.20%)       8.75%         11.66%         (4.02%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $1,230        $1,234       $1,213         $1,035           $408
Ratio of expenses to average net assets                             1.55%         1.55%        1.55%          1.55%          1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.54%         2.39%        1.98%          2.32%         13.62%
Ratio of net investment income to average net assets(4)             0.78%         3.64%        1.92%          1.98%          1.59%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)     (0.21%)        2.80%        1.49%          1.21%        (10.48%)
Portfolio turnover                                                    43%           31%          80%            93%            73%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Balanced Allocation Portfolio Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.560     $   9.280    $   8.960      $   8.140      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.061         0.309        0.177          0.182          0.104
Net realized and unrealized gain (loss) on investments             (0.638)       (1.790)       0.588          0.786         (0.434)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.577)       (1.481)       0.765          0.968         (0.330)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.086)       (0.239)      (0.285)        (0.120)        (0.030)
Net realized gain on investments                                   (0.007)           --       (0.160)        (0.028)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.093)       (0.239)      (0.445)        (0.148)        (0.030)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   6.890     $   7.560    $   9.280      $   8.960      $   8.140
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (7.81%)      (16.28%)       8.74%         11.77%         (3.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $812          $827         $904           $802           $694
Ratio of expenses to average net assets                             1.55%         1.55%        1.55%          1.55%          1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.54%         2.39%        1.98%          2.32%         13.62%
Ratio of net investment income to average net assets(4)             0.78%         3.64%        1.92%          1.98%          1.59%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)     (0.21%)        2.80%        1.49%          1.21%        (10.48%)
Portfolio turnover                                                    43%           31%          80%            93%            73%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Balanced Allocation Portfolio Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.590     $   9.270    $   8.940      $   8.130      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.138         0.394        0.269          0.271          0.169
Net realized and unrealized gain (loss) on investments             (0.643)       (1.785)       0.579          0.792         (0.469)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.505)       (1.391)       0.848          1.063         (0.300)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.168)       (0.289)      (0.358)        (0.225)        (0.070)
Net realized gain on investments                                   (0.007)           --       (0.160)        (0.028)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.175)       (0.289)      (0.518)        (0.253)        (0.070)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   6.910     $   7.590    $   9.270      $   8.940      $   8.130
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (6.98%)      (15.37%)       9.85%         12.83%         (3.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $623          $646         $270            $61            $48
Ratio of expenses to average net assets                             0.55%         0.55%        0.55%          0.55%          0.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         1.54%         1.39%        0.98%          1.32%         12.62%
Ratio of net investment income to average net assets(4)             1.78%         4.64%        2.92%          2.98%          2.59%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)      0.79%         3.80%        2.49%          2.21%         (9.48%)
Portfolio turnover                                                    43%           31%          80%            93%            73%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Income Allocation Portfolio Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98
Net asset value, beginning of period                            $   7.560     $   8.670    $   8.550      $   8.290      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.214         0.402        0.382          0.382          0.250
Net realized and unrealized gain (loss) on investments             (0.487)       (1.112)       0.249          0.198         (0.350)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.273)       (0.710)       0.631          0.580         (0.100)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.247)       (0.400)      (0.468)        (0.295)        (0.110)
Net realized gain on investments                                       --            --       (0.043)        (0.025)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.247)       (0.400)      (0.511)        (0.320)        (0.110)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   7.040     $   7.560    $   8.670      $   8.550      $   8.290
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (3.83%)       (8.40%)       7.66%          6.85%         (1.21%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $18,988       $16,899      $17,051        $17,239           $398
Ratio of expenses to average net assets                             0.75%         0.80%        0.80%          0.80%          0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         1.78%         1.74%        1.71%          2.13%         32.95%
Ratio of net investment income to average net assets(4)             2.78%         4.94%        4.43%          4.34%          3.80%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)      1.75%         4.00%        3.52%          3.01%        (28.35%)
Portfolio turnover                                                    21%           24%          65%            73%            81%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Income Allocation Portfolio Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.610     $   8.720    $   8.590      $   8.290      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.156         0.341        0.317          0.316          0.201
Net realized and unrealized gain (loss) on investments            ( 0.495)       (1.117)       0.252          0.219         (0.331)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.339)       (0.776)       0.569          0.535         (0.130)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.191)       (0.334)      (0.396)        (0.210)        (0.080)
Net realized gain on investments                                       --            --       (0.043)        (0.025)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.191)       (0.334)      (0.439)        (0.235)        (0.080)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   7.080     $   7.610    $   8.720      $   8.590      $   8.290
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (4.64%)       (9.11%)       6.99%          6.18%         (1.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $482          $348         $370           $243            $26
Ratio of expenses to average net assets                             1.50%         1.55%        1.55%          1.55%          1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.53%         2.49%        2.46%          2.88%         33.70%
Ratio of net investment income to average net assets(4)             2.03%         4.19%        3.68%          3.59%          3.05%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)      1.00%         3.25%        2.77%          2.26%        (29.10%)
Portfolio turnover                                                    21%           24%          65%            73%            81%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Income Allocation Portfolio Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.580     $   8.700    $   8.580      $   8.290      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.156         0.341        0.317          0.316          0.204
Net realized and unrealized gain (loss) on investments             (0.495)       (1.127)       0.242          0.209         (0.334)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.339)       (0.786)       0.559          0.525         (0.130)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.191)       (0.334)      (0.396)        (0.210)        (0.080)
Net realized gain on investments                                       --            --       (0.043)        (0.025)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.191)       (0.334)      (0.439)        (0.235)        (0.080)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   7.050     $   7.580    $   8.700      $   8.580      $   8.290
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (4.66%)       (9.25%)       6.88%          6.06%         (1.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $147          $152         $192           $195           $123
Ratio of expenses to average net assets                             1.50%         1.55%        1.55%          1.55%          1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.53%         2.49%        2.46%          2.88%         33.70%
Ratio of net investment income to average net assets(4)             2.03%         4.19%        3.68%          3.59%          3.05%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)      1.00%         3.25%        2.77%          2.26%        (29.10%)
Portfolio turnover                                                    21%           24%          65%            73%            81%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Income Allocation Portfolio Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                             12/31/97(1)
                                                                                       Ended                                to
                                                                 9/30/02       9/30/01      9/30/00        9/30/99        9/30/98

Net asset value, beginning of period                            $   7.560     $   8.670    $   8.560      $   8.280      $   8.500

Income (loss) from investment operations:
Net investment income(2),(4)                                        0.233         0.422        0.404          0.403          0.266
Net realized and unrealized gain (loss) on investments             (0.486)       (1.111)       0.237          0.212         (0.356)
                                                                ---------     ---------    ---------      ---------      ---------
Total from investment operations                                   (0.253)       (0.689)       0.641          0.615         (0.090)
                                                                ---------     ---------    ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                                              (0.267)       (0.421)      (0.488)        (0.310)        (0.130)
Net realized gain on investments                                       --            --       (0.043)        (0.025)            --
                                                                ---------     ---------    ---------      ---------      ---------
Total dividends and distributions                                  (0.267)       (0.421)      (0.531)        (0.335)        (0.130)
                                                                ---------     ---------    ---------      ---------      ---------

Net asset value, end of period                                  $   7.040     $   7.560    $   8.670      $   8.560      $   8.280
                                                                =========     =========    =========      =========      =========

Total return(3)                                                    (3.58%)       (8.16%)       7.90%          7.16%         (1.10%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $262          $272         $102            $57            $49
Ratio of expenses to average net assets                             0.50%         0.55%        0.55%          0.55%          0.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         1.53%         1.49%        1.46%          1.88%         32.70%
Ratio of net investment income to average net assets(4)             3.03%         5.19%        4.68%          4.59%          4.05%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly(4)      2.00%         4.25%        3.77%          3.26%        (28.10%)
Portfolio turnover                                                    21%           24%          65%            73%            81%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2)  Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.

See accompanying notes

                                                 Delaware Group Foundation Funds
Notes                                            September 30, 2002
  to Financial Statements


Delaware Group Foundation Funds (the "Trust") is organized as a Delaware business trust and offers four portfolios: Delaware Growth Allocation Portfolio, Delaware Balanced Allocation Portfolio, Delaware Income Allocation Portfolio and Delaware S&P 500 Index Fund. These financial statements and the related notes pertain to Delaware Growth Allocation Portfolio, Delaware Balanced Allocation Portfolio and Delaware Income Allocation Portfolio (individually a "Portfolio" and collectively, the "Portfolios"). The Trust is an open-end investment company. The Portfolios are considered non-diversified under the Investment Company Act of 1940, as amended. The Portfolios offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. The Portfolios will invest in other open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Funds (collectively, the "Underlying Funds"). The Underlying Funds include funds that invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of Delaware Growth Allocation Portfolio is to seek long-term capital growth.

The investment objective of Delaware Balanced Allocation Portfolio is to achieve capital appreciation with current income as a secondary objective.

The investment objective of Delaware Income Allocation Portfolio is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Portfolios.

Security Valuation -- The market value of the Portfolios' investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange
(NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes -- Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Portfolios on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Portfolios may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolios' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income includes short-term capital gain distributions received from the Underlying Funds. Each Portfolio declares and pays distributions from net realized gain on investments, if any, annually and from net investment income, if any, as follows: Delaware Growth Allocation Portfolio and Delaware Balanced Allocation Portfolio, annually, and Delaware Income Allocation Portfolio, quarterly.

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended September 30, 2002, are as follows:

                                 Delaware          Delaware        Delaware
                                  Growth           Balanced         Income
                                Allocation        Allocation      Allocation
                                 Portfolio         Portfolio       Portfolio
                                ----------        ----------      ----------
Commission reimbursements         $400               $627            $494
Earnings credits                    --                 --             444

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreements, each Portfolio pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual asset allocation fee which is calculated at the rate of 0.25% (currently waived to 0.10%) of each of the Portfolios' average daily net assets.

DMC has elected to waive that portion, if any, of its management fee and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets through November 30, 2003.

Notes                                            Delaware Group Foundation Funds
  to Financial Statements (continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares average daily net assets. No distribution expenses are paid by the Institutional Class shares.

At September 30, 2002, the Portfolios had receivables from or liabilities payable to affiliates as follows:


                                     Delaware        Delaware        Delaware
                                      Growth         Balanced         Income
                                    Allocation      Allocation      Allocation
                                     Portfolio       Portfolio       Portfolio
                                    ----------      ----------      ----------
Investment Management fee
   payable to DMC                    $(1,250)       $     --         $(1,661)
Dividend disbursing,
   transfer agent fees,
   accounting and other
   expenses payable to DSC           (19,336)        (23,976)        (17,170)
Other expenses payable to
   DMC and affiliates                   (775)           (874)         (1,123)
Receivable from DMC under
   expense limitation agreement           --           5,795              --

For the year ended September 30, 2002, DDLP earned commissions on sales of the Class A shares for each Portfolio as follows:


                                     Delaware        Delaware        Delaware
                                      Growth         Balanced         Income
                                    Allocation      Allocation      Allocation
                                     Portfolio       Portfolio       Portfolio
                                    ----------      ----------      ----------
                                      $2,927          $2,036            $485

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Portfolios. These officers and trustees are paid no compensation by the Portfolios.

3. Investments
For the year ended September 30, 2002, the Portfolios made purchases and sales of investment securities other than short-term investments as follows:


                                     Delaware        Delaware        Delaware
                                      Growth         Balanced         Income
                                    Allocation      Allocation      Allocation
                                     Portfolio       Portfolio       Portfolio
                                    ----------      ----------      ----------
Purchases                          $12,032,584     $13,368,772      $8,678,706
Sales                                6,639,440      10,666,248       4,042,802

At September 30, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:


                                     Delaware        Delaware        Delaware
                                      Growth         Balanced         Income
                                    Allocation      Allocation      Allocation
                                     Portfolio       Portfolio       Portfolio
                                    ----------      ----------      ----------
Cost of investments                $22,723,181     $30,812,086     $23,586,688
                                   ===========     ===========     ===========
Aggregate unrealized
   appreciation                    $    65,354     $   601,022     $   494,444
Aggregate unrealized
   depreciation                     (6,191,087)     (7,871,310)     (4,197,783)
                                   -----------     -----------     -----------
Net unrealized
   depreciation                    $(6,125,733)    $(7,270,288)    $(3,703,339)
                                   ===========     ===========     ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                Delaware                       Delaware
                                Growth                         Balanced
                               Allocation                     Allocation
                                Portfolio                      Portfolio
                               ----------                     ----------
                               Year Ended                     Year Ended
                         9/30/02       9/30/01          9/30/02       9/30/01
Ordinary income          $61,134       $943,325         $451,545      $916,554
                         -------       --------         --------      --------
Total                    $61,134       $943,325         $451,545      $916,554
                         =======       ========         ========      ========

                               Delaware
                                Income
                              Allocation
                               Portfolio
                              -----------
                      Year Ended
                        9/30/02         9/30/01
Ordinary income         $652,226       $862,239
                        --------       --------
Total                   $652,226       $862,239
                        ========       ========

As of September 30, 2002, the components of net assets on a tax basis were as follows:

                                     Delaware        Delaware        Delaware
                                      Growth         Balanced         Income
                                    Allocation      Allocation      Allocation
                                     Portfolio       Portfolio       Portfolio
                                    ----------      ----------      ----------
Shares of beneficial
   interest                       $ 22,908,377    $ 30,642,442    $ 24,313,657
Undistributed ordinary
   income                               10,207         269,976              --
Capital loss carryforwards                (990)         (1,769)       (630,316)
Post-October losses                   (232,309)        (70,441)        (98,581)
Other temporary
   differences                          (2,933)         (2,779)         (3,017)
Unrealized depreciation
   of investments                   (6,125,733)     (7,270,288)     (3,703,339)
                                  ------------    ------------    ------------
Net assets                        $ 16,556,619    $ 23,567,141    $ 19,878,404
                                  ============    ============    ============

Notes                                            Delaware Group Foundation Funds
   to Financial Statements (continued)


4. Dividend and Distribution Information (continued)
For federal income tax purposes, the following Portfolios accumulated capital losses as of September 30, 2002, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                            Delaware        Delaware        Delaware
                             Growth         Balanced         Income
                           Allocation      Allocation      Allocation
Year of Expiration          Portfolio       Portfolio       Portfolio
                           ----------      ----------      ----------
 2009                         $920           $   --         $ 32,119
 2010                           70            1,769          598,197
                              ----           ------         --------
Total                         $990           $1,769         $630,316
                              ====           ======         ========

Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with federal income tax regulations, the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Delaware Growth
                                               Allocation Portfolio
                                               --------------------
                                                    Year Ended
                                             9/30/02        9/30/01
Shares sold:
   Class A                                 1,025,958        422,943
   Class B                                    95,905         41,464
   Class C                                    50,301         52,740
   Institutional Class                        13,276         43,618

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                     7,204         85,393
   Class B                                        --         13,944
   Class C                                        --          5,874
   Institutional Class                           441          2,590
                                           ---------        -------
                                           1,193,085        668,566
                                           ---------        -------
Shares repurchased:
   Class A                                  (381,283)      (283,994)
   Class B                                   (65,339)       (45,757)
   Class C                                   (30,558)       (23,075)
   Institutional Class                       (12,584)        (9,613)
                                           ---------        -------
                                            (489,764)      (362,439)
                                           ---------        -------
Net increase                                 703,321        306,127
                                           =========        =======

                                                 Delaware Balanced
                                               Allocation Portfolio
                                               --------------------
                                                    Year Ended
                                             9/30/02        9/30/01
Shares sold:
   Class A                                   952,746        299,344
   Class B                                    82,191         61,478
   Class C                                    37,320         26,140
   Institutional Class                        17,555         72,008

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                    51,582         98,193
   Class B                                     1,513          3,811
   Class C                                     1,233          2,631
   Institutional Class                         1,830          2,017
                                           ---------        -------
                                           1,145,970        565,622
                                           ---------        -------
Shares repurchased:
   Class A                                  (706,132)      (728,071)
   Class B                                   (68,449)       (32,794)
   Class C                                   (30,101)       (16,903)
   Institutional Class                       (14,377)       (18,048)
                                           ---------        -------
                                            (819,059)      (795,816)
                                           ---------        -------
Net increase (decrease)                      326,911       (230,194)
                                           =========        =======

                                                  Delaware Income
                                               Allocation Portfolio
                                               --------------------
                                                   Year Ended
                                             9/30/02        9/30/01
Shares sold:
   Class A                                   837,762        478,829
   Class B                                    27,983         11,215
   Class C                                     9,092          3,903
   Institutional Class                         7,997         25,453

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                    82,432        103,464
   Class B                                     1,327          1,570
   Class C                                       465            782
   Institutional Class                         1,293          1,366
                                            --------       --------
                                             968,351        626,582
                                            --------       --------
Shares repurchased:
   Class A                                  (457,277)      (313,517)
   Class B                                    (7,038)        (9,480)
   Class C                                    (8,787)        (6,752)
   Institutional Class                        (8,010)        (2,614)
                                            --------       --------
                                            (481,112)      (332,363)
                                            --------       --------
Net increase                                 487,239        294,219
                                            ========       ========

Notes                                            Delaware Group Foundation Funds
   to Financial Statements (continued)


6. Line of Credit
The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of September 30, 2002, or at any time during the year.

7. Tax Information (Unaudited)
The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2002, each Portfolio designates distributions paid during the year as follows:

                     (A)               (B)
                  Long-Term         Ordinary
                Capital Gains        Income            Total            (C)
                Distributions     Distributions    Distributions    Qualifying
                 (Tax Basis)       (Tax Basis)      (Tax Basis)     Dividends(1)
                -------------     -------------    -------------   -------------
Delaware
Growth
Allocation
Portfolio            0%              100%              100%             0%

Delaware
Balanced
Allocation
Portfolio            0%              100%              100%             0%

Delaware
Income
Allocation
Portfolio            0%              100%              100%             0%

(A) and (B) are based on a percentage of each Portfolio's total distributions.

(C) is based on a percentage of ordinary income of each Portfolio.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Foundation Funds

We have audited the accompanying statements of net assets of Delaware Growth Allocation Portfolio, Delaware Balanced Allocation Portfolio and Delaware Income Allocation Portfolio (the "Portfolios") (each a series of Delaware Group Foundation Funds) as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 31, 1997 (commencement of operations) through September 30, 1998. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Portfolios at September 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and for the period December 31, 1997 (commencement of operations) through September 30, 1998, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
November 8, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -             Mr. Downes has              107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983

Officers

   William E. Dodge            Executive Vice         2 Years          Executive Vice President and    107             None
  2005 Market Street           President and                            Chief Investment Officer -
   Philadelphia, PA           Chief Investment                              Equity of Delaware
       19103                  Officer - Equity                       Investment Advisers, a series of
                                                                            Delaware Management
   June 29, 1949                                                              Business Trust
                                                                          (April 1999 - Present)

                                                                            President, Director
                                                                             of Marketing and
                                                                         Senior Portfolio Manager -
                                                                         Marvin & Palmer Associates
                                                                          (Investment Management)
                                                                        (August 1996 - April 1999)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                   Fixed-Income                              a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

   Richard J. Flannery     Executive Vice President,  4 Years       Mr. Flannery has served in         107             None
   2005 Market Street        General Counsel and                   various executive capacities
    Philadelphia, PA     Chief Administrative Officer                 at different times at
       19103                                                          Delaware Investments

   September 30, 1957

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                       Fixed Income Group

Delaware American Services Fund Delaware                  Corporate and Government
Growth Opportunities Fund Delaware Select                 Delaware American Government Bond Fund
Growth Fund Delaware Small Cap Growth Fund                Delaware Corporate Bond Fund
Delaware Technology and Innovation Fund                   Delaware Delchester Fund
Delaware Trend Fund Delaware U.S. Growth Fund             Delaware Diversified Income Fund
                                                          Delaware Extended Duration Bond Fund
Value-Equity Group                                        Delaware High-Yield Opportunities Fund
                                                          Delaware Limited-Term Government Fund
Delaware Decatur Equity Income Fund                       Delaware Strategic Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund                                        Money Market
Delaware Small Cap Value Fund                             Delaware Cash Reserve Fund
                                                          Delaware Tax-Free Money Fund
International Group
                                                          Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)               Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                            Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund               Delaware Tax-Free USA Fund
Delaware International Value Equity Fund                  Delaware Tax-Free USA Intermediate Fund
   (formerly Delaware International Equity Fund)
                                                          Municipal (State-Specific Tax-Exempt)
Blend Mutual Funds                                        Delaware Tax-Free Arizona Fund
                                                          Delaware Tax-Free Arizona Insured Fund
Delaware Balanced Fund Delaware                           Delaware Tax-Free California Fund
Core Equity Fund                                          Delaware Tax-Free California Insured Fund
   (formerly Delaware Growth Stock Fund)                  Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                       Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                            Delaware Tax-Free Florida Insured Fund
                                                          Delaware Tax-Free Idaho Fund
Structured Equity Products Group                          Delaware Minnesota High-Yield Municipal Bond Fund
                                                          Delaware Tax-Free Minnesota Fund
Delaware Diversified Growth Fund                          Delaware Tax-Free Minnesota Insured Fund
Delaware Diversified Value Fund                           Delaware Tax-Free Minnesota Intermediate Fund
Delaware Group Foundation Funds                           Delaware Tax-Free Missouri Insured Fund
   Delaware Balanced Allocation Portfolio                 Delaware Tax-Free New York Fund
   Delaware Growth Allocation Portfolio                   Delaware Tax-Free Oregon Insured Fund
   Delaware Income Allocation Portfolio                   Delaware Tax-Free Pennsylvania Fund


Delaware
Investments(SM)
--------------------------------------
A Member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Group Foundation Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Group Foundation Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                 Affiliated Officers                       Contact Information

Walter P. Babich                                  William E. Dodge                          Investment Manager
Board Chairman                                    Executive Vice President and              Delaware Management Company
Citadel Constructors, Inc.                        Chief Investment Officer, Equity          Philadelphia, PA
King of Prussia, PA                               Delaware Investments Family of Funds
                                                  Philadelphia, PA                          International Affiliate
David K. Downes                                                                             Delaware International Advisers Ltd.
President and Chief Executive Officer             Jude T. Driscoll                          London, England
Delaware Investments Family of Funds              Executive Vice President and
Philadelphia, PA                                  Head of Fixed Income                      National Distributor
                                                  Delaware Investments Family of Funds      Delaware Distributors, L.P.
John H. Durham                                    Philadelphia, PA                          Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                Richard J. Flannery                       Shareholder Servicing, Dividend
                                                  President and Chief Executive Officer     Disbursing and Transfer Agent
John A. Fry                                       Delaware Distributors, L.P.               Delaware Service Company, Inc.
President                                         Philadelphia, PA                          2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA                                     Richelle S. Maestro
                                                  Senior Vice President,                    For Shareholders
Anthony D. Knerr                                  Deputy General Counsel and Secretary      800 523-1918
Consultant                                        Delaware Investments Family of Funds
Anthony Knerr & Associates                        Philadelphia, PA                          For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                  Michael P. Bishof                         800 362-7500
Ann R. Leven                                      Senior Vice President and Treasurer
Former Treasurer/Chief Fiscal Officer             Delaware Investments Family of Funds      Web site
National Gallery of Art                           Philadelphia, PA                          www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN



(6852)                                                        Printed in the USA
AR-444 [10/02] VGR 11/02                                                   J8741